Exhibit (17)(a)

ALLIED CAPITAL CORPORATION
Special Meeting of Stockholders

Admission Ticket

[•], 2010

[•]

[•]

[•]

[•]

Washington, DC

If you plan to attend the Special Meeting of Stockholders on [•] (the “Meeting”), please detach this card and bring it with you for presentation at the Meeting. Please be sure to bring this ticket with you along with photo identification, as you will need both to gain access to the Meeting.

Important Notice Regarding Internet Availability of Proxy Materials
for the Special Meeting: The Notice and Proxy Statement
are available at www.alliedcapital.com or www.proxyvote.com.

ALLIED CAPITAL CORPORATION

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints [•],[•] and [•], or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of Common Stock of Allied Capital Corporation (“Allied Capital”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of Allied Capital to be held at [•], Washington, DC on [•], 2010 at [•] Eastern Time and at all adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS LISTED. If any other business is presented at the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

PLEASE MARK, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM ALLIED CAPITAL PRIOR TO THE EXECUTION OF THIS PROXY OF A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND A PROXY STATEMENT.

Address Changes/Comments:

(if you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(CONTINUED ON REVERSE SIDE)

ALLIED CAPITAL CORPORATION
1919 PENNSYLVANIA AVE. NW
WASHINGTON, DC 20006

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Allied Capital Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   ☒

ALCAP1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALLIED CAPITAL CORPORATION

Vote On Proposals	For	Against	Abstain

1.

To consider and vote upon a proposal to approve the merger of ARCC Odyssey Corp., a wholly owned subsidiary of Ares Capital Corporation, or “Ares Capital,” with and into Allied Capital and to approve the Agreement and Plan of Merger, as such agreement may be amended from time to time, dated as of October 26, 2009, among Allied Capital, Ares Capital and ARCC Odyssey Corp.; and

	☐	☐	☐

	For	Against	Abstain

2.

To consider and vote upon a proposal to approve the adjournment of the Allied Capital special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the Allied Capital special meeting to approve the foregoing proposal.

	☐	☐	☐

IMPORTANT: Please sign your name(s) exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐
	Yes	No
Please indicate if you plan to attend this meeting in person.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date		Signature (Joint Owners) Date